                OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933
ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of March___, 1997 (the "Agreement"), is executed in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

     CTC Cosmetics Holding (BVI) Co., Ltd. ("CTC"), a British Virgin Islands corporation and The Westwind Group, Inc., a Delaware corporation ("WGI"), have executed a Agreement and Plan of Reorganization as of March__, 1997, pursuant to which all of the common stock of CTC shall be acquired by WGI in exchange for common stock of WGI (the "Acquisition") subject to fulfillment of certain conditions. All references to the Seller or the Company in this Agreement refer to the combined entity of CTC and WGI as if the Acquisition had taken place. Simultaneous with the closing of the Acquisition, WGI shall undertake a reverse split of the WGI issued and outstanding common stock, whereby 1 share of common stock will be issued in exchange for every ___ shares of common stock then issued and outstanding.

     CTC is engaged in the business of developing, manufacturing, distributing and marketing of skin and hair care products, cosmetics and cosmetic related chemical ingredients in the People's Republic of China.

     This Agreement has been executed by the undersigned "Buyer" in connection with the private placement of 8% Convertible Debentures due March 31, 1998. Buyer hereby represents and warrants to, and agrees with Seller:

     1.      AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

          (a)     Subscription.   The undersigned Buyer hereby subscribes
for and agrees to purchase the Seller's 8% Convertible Debentures due March 31, 1998 substantially in the form of the Debentures attached as Exhibit A hereto and incorporated herein by reference, and having an aggregate original principal amount of up to U.S. $1,000,000 (singularly, a "Debenture," and plurally, the "Debentures"), at an aggregate purchase price as set forth in subsection (b) herein.

          (b) Payment. The Purchase Price for the Buyer's portion of the Debentures shall be Five Hundred Thousand United States Dollars (U.S. $500,000) (the "Purchase Price"), which shall be payable at the Closing, as defined below, pursuant to paragraph (C) herein by delivering immediately available funds in United States Dollars by wire transfer to Iwona J. Alami, Esq., attorney trust account as Escrow Agent ("Escrow Agent") for closing by delivery of securities versus payment.

          (c)     Closing.   (i)  The closing of the purchase and sale of
the Debentures pursuant to paragraph (a) hereof shall take place subject to the satisfaction of the conditions set forth in Sections 7 and 8 hereof, on or before March __, 1996 (the "Closing Date") after the Company has delivered to the offices of the Escrow Agent, $_______ of Debentures in denominations of not less than $50,000 and registered in the names provided by the Buyer.


               (ii) The Company and the Buyer agree that they shall instruct the Escrow Agent as follows:

               A. On the Closing Date, for each Debenture subscribed for and delivered to the Escrow Agent pursuant to the paragraph (b) above, the Escrow Agent shall has wired payment of the Purchase Price for the Debentures (less any fees Company has authorized Escrow Agent to deduct) in immediately available funds to the Company's account as provided in the escrow instructions to the Escrow Agent and release the Debentures described in paragraph (a) above to the Buyer.

               B. The Escrow Agent will make delivery of the number of Debentures set forth in clause (a) above in accordance with the instructions of the Buyer subject to customary settlement procedures upon confirmation of the wiring of funds to the Company as described in clause (b) above, except that all such Debentures shall be delivered to a location outside the United States and none of the Debentures shall be delivered to a U.S. Person (as defined in Regulation S).

     2.      BUYER REPRESENTATIONS AND COVENANTS; ACCESS TO INFORMATION.

          Offshore Transaction. In connection with the purchase and sale of the Debentures, Buyer represents and warrants to, and covenants and agrees with Seller as follows:

               (i) Buyer is not a natural person and is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person. Buyer is not, and on the Closing Date will not be, an affiliate of Seller. To enable the Company to avoid withholding interest paid, the Buyer certifies under penalty of perjury that it is neither a citizen nor a resident of the United States and that its address set forth in the Escrow Agreement is correct;

               (ii) At the time the buy order was originated, Buyer was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement and will be outside the United States on the Closing Date;

               (iii) No offer to purchase the Debentures or the common stock of Seller issuable upon conversion of the Debentures (collectively, the "Securities"), was made while Buyer was present in the United States;

               (iv) Buyer is purchasing the Securities for its own account and not (i) with a view to or for sale in connection with, any distribution thereof or (ii) for the account or on behalf of any U.S. Person, and Buyer is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

               (v) All offers and sales of any of the Securities by Buyer prior to the end of the Restricted Period (as hereinafter defined) shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 and 904, as applicable, of Regulation S or pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Securities have been and will be offered or sold by Buyer to, or for the account or benefit of, a U.S. Person or within the United States until after the end of the forty (40) day period commencing on the date of closing of the offering of the Securities (the "Restricted Period"), as certified by Buyer to Seller, and thereafter only pursuant to a Registration Statement or an applicable exemption therefrom;

               (vi) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by Buyer with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Buyer, to evade the registration provisions of the 1933 Act;

               (vii) Buyer understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such exclusions and the suitability of Buyer and any purchaser from Buyer to acquire the Securities;

               (viii) The Buyer has agreed, and to the best knowledge of the Buyer, each distributor, if any, participating in the offering of the Securities, has agreed that all offers and sales of the Securities prior to the expiration of a period commencing on the closing of the offering of the Debentures and ending forty days thereafter shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Buyer is not a distributor or dealer. Buyer and its controlling persons agree to indemnify the Company for any misrepresentation of Buyer contained herein;

               (ix) Buyer has not conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has Buyer conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

               (x) This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

               (xi) The execution and delivery of this Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Buyer of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of Buyer or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Buyer is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Buyer or any of its properties or assets;

               (xii) All invitations, offers and sales of or in respect of, any of the Securities, by Buyer and any distribution by Buyer of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Seller with any regulatory authority or stock exchange in any country or any political sub-division of any country;

               (xiii) Buyer will not make any offer or sale of the Securities by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon Seller any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act; and

               (xiv) Neither the Buyer nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities.

               (xv) the Buyer (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and applicable tax considerations and it (or others for whom it is contracting hereunder) is solely responsible (and the Seller is not in any way responsible) for compliance with applicable resale restrictions and applicable tax legislation.

               (xvi) No Government Recommendation or Approval. Buyer understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities.

               (xvii) Current Public Information. Buyer has received and carefully reviewed the accompanying Disclosure Documents, as defined herein. Buyer, in electing to subscribe for the Securities hereunder, has relied upon an independent investigation made by it and its representatives and advisors, if any, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. Buyer has been given no oral or written representations or assurances from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Buyer has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. Buyer understands that all financial information set forth in the Disclosure Documents is subject to the qualifications set forth therein.

               (xviii)     No Legal Advice from Company.  Buyer acknowledges
that Buyer has had the opportunity to review this Agreement and the transactions contemplated herein with Buyer's own legal counsel. Buyer is relying solely on such counsel and not on any statements or representations of the Company for legal advice with respect to this investment, except for the representations, warranties and covenants set forth herein.

               (xix) No Public Solicitation. Buyer knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

               (xx) Buyer's Sophistication. Buyer acknowledges that the purchase of the Securities involves a high degree of risk, including the total loss of Buyer's investment. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities.

               (xxi)     Tax Status.  Buyer is not a "10-percent
Shareholder" (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code) of Seller.


     3.      SELLER REPRESENTATIONS AND COVENANTS.

          (a) Reporting Company Status. Seller is a "Reporting Issuer" as defined by Rule 902 of Regulation S. Seller is required to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and its Common Stock, $0.004 par value per share (the "Common Stock") is listed and trades on Bulletin Board. Seller has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that Seller has been required to file such material).

          (b) Current Public Information. The Company has provided the Buyer with true and correct copies of the Business Plan of CTC, audited financial statements of CTC for the fiscal years ending September 30, 1994, September 30, 1995 and September 30, 1996, report on Form 10-KSB for fiscal year ending August 31, 1996 of WGI, the most recent report on Form 10-QSB of WGI for the period ending November 30, 1996, and such other publicly available documents as requested by Buyer (collectively, the "Disclosure Documents").

          (c) Offshore Transaction. Seller has not offered any of the Securities to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person, as such terms are used in Regulation S.

               (i) Based upon the truth and accuracy of representations and warranties of Buyer, at the time the buy order was originated, Seller and/or its agents reasonably believe the Buyer was outside of the United States and was not a U.S. person.

               (ii) Based upon the truth and accuracy of representations and warranties of Buyer, Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

               (iii) No offer to buy or sell the Securities was or will be made by Seller to any person in the United States.

               (iv) The sale of the Securities by Seller pursuant to this Agreement will (based in part upon the representations and warranties of the Buyer contained herein) be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of Buyer in Section 2(a) hereof are true and correct.

               (v) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the 1933 Act.

          (d) No Directed Selling Efforts. In regard to this transaction, to the best knowledge of the Seller, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

          (e) Concerning the Securities. The issuance, sale and delivery of the Debentures have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. The Common Stock issuable upon conversion of the Debenture has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Debentures, shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non-U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of Seller.

          (f) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

          (g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

          (h) Approvals. Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Debentures and the Common Stock issuable upon
conversion      thereof to persons who are non-U.S. Persons, as contemplated by this Agreement.

     4. EXEMPTION; RELIANCE ON REPRESENTATIONS. Buyer understands that the offer and sale of the Securities are not being registered under the 1933 Act. Seller and Buyer are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

     5.      TRANSFER AGENT INSTRUCTIONS.

          (a) Debentures. The certificates representing the Securities and the Shares issued during the Restricted Period, shall bear the following legend (the "Legend"):

     "The securities represented hereby have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "1933 Act"), and have not been registered under the 1933 Act. Such securities may not be transferred, offered or sold prior to the end of the forty (40) day period (the "Restricted Period") commencing on March __, 1997 unless such transfer, offer or sale is made in an "offshore transaction" and not to or for the account of or benefit of a "U.S. Person" (as such terms are defined in Regulation S) and is otherwise in accordance with the requirements of Regulation S. Following expiration of the Restricted Period, the securities represented hereby may not be offered, sold or otherwise transferred in the United States or to a U.S. Person unless the securities are registered under the 1933 Act and applicable state securities laws, or such offers, sales and transfers are made pursuant to an available exemption from the registration requirements of those laws."

Upon the conversion of the Debentures, the holder thereof shall submit such Debenture with a notice of conversion to the Seller and the Seller shall instruct Seller's transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debenture or Debentures are convertible in accordance with the provisions regarding conversion set forth in the Form of Debenture attached hereto as Exhibit A. The Seller or its designees shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

          (b) Common Stock to be Issued Without Restrictive Legend. Upon the conversion of any Debenture by a person who is a non-U.S. Person, Seller shall instruct Seller's transfer agent to issue Stock Certificates without restrictive legend in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer prior to the closing) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable, if the Buyer holding such Securities or any other person in whose name such certificates have been or are to be issued shall have delivered a certificate (a "Removed Certificate") to the Company to the following effect.

     "The undersigned acknowledges that the securities to which this certificate relates have not been registered under Securities Act of 1933, as amended (the "1933 Act") and that offers, sales or other transfer of such securities must be made in compliance with Regulation S promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from registration, and the undersigned certifies that the undersigned has not made, nor will the undersigned make or cause to be made, any offer, sale or other transfer of such securities, in violation of the 1933 Act, other applicable securities laws or the rules and regulations of the Securities and Exchange Commission."

Seller warrants that no instructions other than these instructions and instructions to impose a "stop transfer" instruction with respect to the certificates until the end of the Restricted Period have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller. Nothing in this
Section 5, however, shall affect in any way Buyer's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities. Notwithstanding the provisions of this section 5(c), if with respect to the Company's receipt of a Removal Certificate from any person, prior to any removal of the Legend, there shall have been after the date hereof any amendment to the 1933 Act or Regulation S or any no action letter, interpretative release or other advice from the Securities and Exchange Commission after the date hereof which disallows the removal of the Legend under the circumstances in which the request that it be removed is being made, then the Company shall have no obligation to remove or to instruct its transfer agent to remove the Legend, unless the Company shall have received from the person requesting such removal a written letter of counsel to such person reasonably acceptable to the Company and its counsel confirming that the Legend may be so removed or share certificates may be so issued without the Legend without violation of the 1933 Act. If the person requesting a removal of the Legend is unable to supply the legal opinion referred to above then the Company shall, upon demand of such person, be obligated to register the Common Stock for resale pursuant to section 6 herein.

     6.      REGISTRATION.

          (a) Conditions to Registration Requirement. The Company's obligation hereunder to register the shares of common stock issuable upon conversion of the Debentures ("Underlying Shares") shall arise in the event that Company receives a written opinion of counsel for the Buyer (which counsel shall be of a law firm experienced in United States securities matters) indicating that there has been an amendment or change to the Securities Act or Regulation S after the date hereof, or the promulgation by the Commission of an interpretative release or other statement after the date hereof, which prohibits or restricts Buyer from reselling Underlying Shares without registration under the Securities Act (a "Registration Trigger Event"). Notwithstanding the foregoing, it will not be deemed a "Registration Trigger Event" to the extent that Buyer desires to engage in a distribution of the Underlying Shares which otherwise requires registration under the Securities Act or in activity which otherwise deems Buyer to be a statutory underwriter under Section 5 of the Securities Act. In the event that a Registration Trigger Event has occurred, then Buyer shall be entitled to require the Company to register all of Buyer's Underlying Shares in accordance with this Section 6.

          (b) Request for Registration. Upon the occurrence of a Registration Trigger Event, if the Company shall receive from a Buyer a written request that the Company effect any registration with respect to any Underlying Shares, the Company shall use its commercially reasonable efforts to effect, at its expense, such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Underlying Shares as are specified in such request in the states specified in such request. Notwithstanding the foregoing, the Company shall not be obligated hereunder to effect such registration unless the proposed public offering price of the securities to be included in such registration (i) shall be at least $500,000 (before deducting underwriting discounts and commissions) and (ii) such notice requesting that the Company effect a registration pursuant to this Section 6 shall have been received by the Company after the Company has filed its Annual Report on Form 10-K for the fiscal year ending August 31, 1996 containing three-year audited financial statements. The Company and the Buyer shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The Company shall file a registration statement within 45 days of Buyer's demand therefor and shall use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission, providing Buyer's counsel with a contemporaneous copy of all written communications from and to the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the Company shall cause such registration statement to remain effective until the earlier of (i) the sale by the Buyer of all Underlying Shares registered or (ii) 120 days after the effective date of such registration statement. The foregoing shall not in any way limit Buyer's rights in connection with the Common Stock pursuant to Regulation S.

     7. DELIVERY INSTRUCTIONS. The Debentures being purchased hereunder shall be delivered to the Buyer at such time and place as shall be mutually agreed by Seller and Buyer.

     8. CONDITIONS TO SELLER'S OBLIGATION TO SELL. Seller's obligation to sell the Debentures is conditioned upon:

          (a) The receipt and acceptance by Buyer of this Agreement as evidenced by execution of this Agreement by Buyer.

          (b) Delivery into the closing depository of good funds by Buyer as payment in full of the purchase price of the Debentures.

     9. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE. Buyer's obligation to purchase the Debentures is conditioned upon:

          (a) The receipt and acceptance by Seller of this Agreement as evidenced by execution of this Agreement by the duly authorized officer of Seller.

          (b)     Delivery of the Debentures as described herein.

     10. OFFERING MATERIALS. All offering materials and documents used in connection with offers and sales of the Securities prior to the expiration of the Restricted Period referred to in Section 2(v) hereof shall include statements to the effect that the Securities have not been registered under the 1933 Act or applicable state securities laws, and that neither Buyer, nor any direct or indirect purchaser of the Securities from Buyer, may directly or indirectly offer or sell the Securities in the United States or to U.S. Persons (other than distributors) unless that Securities are registered under the 1933 Act any applicable state securities laws, or any exemption from the registration requirements of the 1933 Act or such state securities laws is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities, (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made or issued by Seller, Buyer, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

     11. NO SHAREHOLDER APPROVAL. Seller hereby agrees that from the Closing Date until the issuance of Common Stock upon the conversion of the Debentures, Seller will not take any action which would require Seller to seek shareholder approval of such issuance unless such shareholder approval is required by law or regulatory body (including but not limited to the NASDAQ Stock Market, Inc.) as a result of the issuance of the Securities hereunder.

     12.      MISCELLANEOUS.

          (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described
herein is superseded hereby.   This Agreement shall inure to the benefit of
and be binding upon the parties hereto, their respective successors, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by either party without the prior written consent of the other, and any assignment in violation hereof shall be void. Notwithstanding the foregoing, the Buyer may assign its rights in this Agreement to, and the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities or Shares. This Agreement together with the Form of Debenture constitutes the entire agreement of the parties with respect to the subject matter hereof. Nothing in this Agreement, express or impled, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

          (b) Buyer is an independent contractor, and is not the agent of Seller. Buyer is not authorized to bind Seller, or to make any representations or warranties on behalf of Seller.

          (c) Seller makes no additional representations or warranty with respect to Seller, its finances, assets, business prospects or otherwise, except as disclosed in the Disclosure Documents incorporated herein by reference. Buyer will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents, including without limitations the Disclosure Documents which have been provided to the Buyer and his advisors, and Seller personnel as it may reasonably request for such investigation.

          (d) All representations and warranties contained in this Agreement by Seller and Buyer shall survive the closing of the transactions contemplated by this Agreement.

          (e) This Agreement shall be construed in accordance with the laws of California and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

          (f) Buyer agrees to indemnify and hold Seller harmless from any and all claims, damages and liabilities arising from Buyer's breach of its representations and/or covenants set forth herein.

          The undersigned hereby subscribes for ___________________ in principal amount of Debentures and pays herewith funds in the amount of ____________________ Dollars ($_______ U.S.) (Sales of Debentures are made only in $50,000 increments).

     The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this ___ day of March, 1997.

_______________________________________
(Name) (Please Print)

_______________________________________
(Signature)

_______________________________________
(Mailing Address)

_______________________________________
(Country of Execution)

_______________________________________
(Registration instructions)


THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE _____ DAY OF
________ 1997.


                         THE WESTWIND GROUP, INC./
                         CTC COSMETICS HOLDING (BVI) CO., LTD.

                         By:  _____________________________________
                         Its:  ___________________________

      PURCHASER REPRESENTATIONS LETTER


   The undersigned,_________________, a ___________ corporation has acquired on March___, 1997, $500,000 Convertible Debentures Due March 31, 1998 (the "Debentures") of THE WESTWIND GROUP, INC./ CTC COSMETICS HOLDING (BVI) CO., LTD. (the "Company") pursuant to that certain Offshore Securities Subscription Agreement ("Agreement") dated March___, 1997. As the forty
(40) day transaction restriction period has expired, the undersigned hereby requests to convert certain portion of the Debentures into shares of common stock (the "Shares") without the restrictive legend on the certificates representing the Shares.

     The undersigned represents and warrants as follows:

1.The offer to purchase the Securities was made to it outside of the United States, and the undersigned was, at the time the Agreement was executed and delivered, and is now outside the United States;

2. It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933 (the "Securities Act"), and it has acquired the Securities for its own account and not for the account or benefit of any U.S. person, and it has not made any pre-arrangements to transfer the Securities to a U.S. person or to return the Securities to the U.S. securities markets;

3. All offers and sales by the undersigned of the Securities acquired pursuant to the Agreement shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

4. It is familiar with and understands the terms and conditions, and requirements contained in Regulation S and definitions of U.S. persons contained in Regulation S;

5. The undersigned has not engaged in any "directed selling efforts" (as such term is defined Regulation S) with respect to the Securities;

6. The undersigned acquired the Securities with investment intent and not with an intent of "distributing" the Securities on behalf of the Company or a "distributor", or any of their affiliates, in the U.S. or to any U.S. persons, and presently has no interest to sell, dispose of or otherwise transfer the Securities.

7. The undersigned is not a director, officer or other affiliate of the Company; and

8. The undersigned does not have any short positions in any securities of the Company.

     Dated this _____ day of _______________, 1997.

                              By:_______________________________________
                                   Official Signatory of Purchaser

                                   Title:______________________________

                                   Country of Execution:_______________


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